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                                                                   EXHIBIT 10.13
                               TIGERA GROUP, INC.

                               WARRANT AGREEMENT



                 WARRANT AGREEMENT (the "Agreement"), dated as of December 26, 1995 (the "Grant Date") between TIGERA GROUP, INC., a Delaware corporation (the "Company"), and ____________________(the "Grantee").

                 In consideration of the mutual undertakings set forth in this Agreement, the Company and the Grantee agree as follows:

                 SECTION 1.  Grant of Warrant.

                 1.1 Subject to the terms of Section 2.1, the Company hereby grants to the Grantee a warrant (the "Warrant") to purchase 25,000 shares of common stock of the Company, par value $0.01 per share ("Common Stock"), at a purchase price of $0.71875 per share.

                 1.2 The Grantee hereby surrenders the option to purchase 25,000 shares of Common Stock granted to him on April 7, 1995 (the "April Option").

                 SECTION 2.  Exercisability.

                 2.1 This Warrant shall become and be exercisable in full on the date that the Grantee delivers to the Company a copy of this Agreement executed by the Grantee; provided, however, that if such delivery is not made on or before December 31, 1995, this Warrant shall be immediately cancelled and this Warrant Agreement shall be of no further force or effect. In any event, the unexercised portion of the Warrant shall expire and cease to be exercisable at 5:00 P.M. on November 8, 1996.

                 2.2 The Warrant may be exercised from time to time as to all or part of the shares as to which it is then exercisable.

                 SECTION 3.  Method of Exercise.

                 3.1 The Warrant or any part thereof may be exercised only by the giving of written notice to the Company, on such form and in such manner as the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee") shall prescribe. Such notice shall be accompanied by payment of the full purchase price for the number of shares of Common Stock with respect to which the Warrant is being exercised. Such payment shall be made: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Company); (b) by delivery of previously acquired shares of Common Stock having a Fair Market Value, determined as of the date of





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exercise, equal to all or a portion of the purchase price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the purchase price; or (c) at the discretion of the Committee and to the extent permitted by law, in such other manner, consistent with the applicable requirements of the Delaware General Corporation Law, as the Committee may from time to time prescribe. As soon as practicable after receiving payment of the full option exercise price, the Company shall, subject to the provisions of Section 4, direct its transfer agent to record the Grantee, or such other person as may have rightfully exercised the Warrant, as owner of the shares of Common Stock as to which the Warrant was exercised. A certificate or certificates for such shares of Common Stock shall be issued upon request of the Grantee or such other person. If the method of payment employed upon option exercise so requires, and if applicable law permits, the Grantee may direct the Company to deliver the certificate(s) to his stockbroker.

                 3.2 Any exercise of the Warrant following the Grantee's death shall be made only by the Grantee's executor or administrator, unless the Grantee's will specifically disposes of the Warrant, in which case such exercise shall be made only by the recipient of such specific disposition. Any person entitled to exercise the Warrant pursuant to this Section 3.2 shall be bound by all the terms and conditions of this Agreement.

                 3.3 The date of exercise of the Warrant shall be the date on which written notice of exercise, accompanied by the payment as provided in
Section 3.1, is hand-delivered to the Company, or if mailed, the date on which it is postmarked.

                 3.4 The "Fair Market Value" of a shares of Common Stock on any day shall be determined as follows:

                           3.4.1         If the principal market for the Common
Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date.

                           3.4.2         If the Market is the NASDAQ National
List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were





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quotations, provided that such quotations shall have been made within the ten
(10) business days preceding the applicable date.

                           3.4.3         In the event that neither Section
3.4.1 nor Section 3.4.2 shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

                 SECTION 4.  Consents.

                 4.1 Notwithstanding any other provision of this Agreement, if the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares of Common Stock or the taking of any other action in connection with this Agreement, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

                 4.2 For purposes of this Section 4, the term "Consent" means: (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares of Common stock, or with respect to any other matters, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of any action taken or to be taken under this Agreement.

                 SECTION 5.  Non-assignability.

                 No right granted to the Grantee under this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than by will or by the laws of descent and distribution. During the life of the Grantee, all rights granted to the Grantee under this Agreement shall be exercisable only by the Grantee or by his guardian or legal representative.

                 SECTION 6.  Adjustments.

                 If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares purchasable under the Warrant and the





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purchase price per share shall be equitably adjusted by the Committee, whose determination shall be final, binding and conclusive.

                 SECTION 7.  Notices.

                 Any notice to be given to the Company hereunder shall be in writing and addressed to the Secretary of the Company at TIGERA GROUP, INC., 645 Madison Avenue, 22nd Floor, New York, New York 10022, or at such other address as the Company may hereafter designate to the Grantee by notice as provided herein. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth beneath his signature hereto, or at such other address as the Grantee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive the same.

                 SECTION 8.  Successors and Assigns.

                 This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 3, the heirs and personal representatives of the Grantee.

                 SECTION 9.  Governing Law.

                 This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date and year first above written.

                                         TIGERA GROUP, INC.


                                         By:
                                            --------------------------------
                                            Title:


                                         GRANTEE

                                         -----------------------------------
                                                    (Grantee)

                                         Grantee's Address:

                                         -----------------------------------

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